UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 15, 2021

Rambus Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

4453 North First Street, Suite 100

San Jose, California 95134

(Address of principal executive offices)

(408) 462-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.001 Par Value	RMBS	The NASDAQ Stock Market LLC
(The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 15, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Rambus Inc. (the “Company”) concluded, after discussion with the Company’s management, that the Company’s consolidated financial statements as of and for the quarterly, year-to-date and annual periods ended from September 30, 2019 through December 31, 2020 (collectively, the “Non-Reliance Periods”) included in the associated Form 10-Qs and 10-Ks filed with the Securities Exchange Commission (the “SEC”), (1) should no longer be relied upon due to understatements of revenue and unbilled receivables, as further described below, and (2) will require restatement. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon. There was no change in the Company’s licensing billings operational metric in the Non-Reliance Periods.

During the quarter ending March 31, 2021, the Company determined that a portion of revenue under a single customer agreement (the “Impacted Agreement”) that had not yet been recognized, should have been recognized beginning in the third quarter of 2019. This resulted in understatements of revenue and unbilled receivables aggregating in the range of $7.0 million to $8.0 million across the Non-Reliance Periods. There was no change in the Company’s licensing billings operational metric in the Non-Reliance periods associated with the Impacted Agreement.

The Company is currently determining the exact amounts and full effect of the misstatements in the consolidated financial statements covering the Non-Reliance Periods. The Company is working to complete the restatement of its consolidated financial statements for the Non-Reliance Periods. The Company intends to restate the consolidated financial statements for the Non-Reliance Periods as soon as practicable, including the correction of other immaterial errors. Accordingly, investors and others should rely only on financial information and other disclosures regarding the Non-Reliance Periods once the Company restates its consolidated financial statements for the Non-Reliance Periods and not rely on any previously issued or filed earnings press releases, investor presentations or other communications related thereto covering the Non-Reliance Periods.

Management is assessing the effect of the restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company’s internal control over financial reporting was not effective as of December 31, 2020 and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm, PricewaterhouseCoopers LLP.

The Company affirms its previously issued guidance for the fiscal quarter ending March 31, 2021.

Forward-Looking Statements: This Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the consolidated financial statements as of and for the quarterly, year-to-date and annual periods ended September 30, 2019 through December 31, 2020, the Company’s estimates related to the errors included in the consolidated financial statements covering the Non-Reliance Periods and the Company’s guidance for the fiscal quarter ending March 31, 2021. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the misstatements related to revenue recognition in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC on February 26, 2021. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2021	Rambus Inc.

/s/ Rahul Mathur
Rahul Mathur, Senior Vice President, Finance and Chief Financial Officer